UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2012

Anixter International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10212	94-1658138
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2301 Patriot Blvd, Glenview , Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	224-521-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2012, Anixter International Inc.’s operating subsidiary Anixter Inc. (the “Company”) amended the agreements governing its accounts receivable securitization program. The following key changes have been made to the program:

•	The size of the program has increased from $275 million to $300 million.

•	The liquidity termination date of the program will be May 2015 (formerly May 2013).

•	The renewed program carries an all-in drawn funding cost of LIBOR plus 95 basis points (previously Commercial Paper plus 90 basis points).

•	Unused capacity fees increased from 45 to 55 basis points to 47.5 to 57.5 basis points depending on utilization.

All other material terms and conditions remain unchanged. The Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement between the Company and Anixter Receivables Corporation (“ARC”) and the Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, among ARC, the Company, the Conduits and the Financial Institutions party thereto, JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and SunTrust Robinson Humphrey, Inc. (“SunTrust”) as Managing Agents, and J.P. Morgan, as agent for the purchasers, each dated as of May 31, 2012, are attached as Exhibit 10.1 and Exhibit 10.2, respectively.

J.P. Morgan and an affiliate of SunTrust serve as lenders under the Company’s Five Year Revolving Credit Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement, dated as of May 31, 2012, between Anixter Inc., as Originator, and Anixter Receivables Corporation, as Buyer.
10.2
Amendment No. 1 to Second Amended and Restated Receivables
Purchase Agreement, dated as of May 31, 2012, among Anixter
Receivables Corporation, as Seller, Anixter Inc., as the
initial Servicer, each financial institution party thereto
as a Financial Institution, Chariot Funding LLC (successor
by merger to Falcon Asset Securitization Company LLC) and
Three Pillars Funding LLC, as Conduits, SunTrust Robinson
Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P.
Morgan”), as Managing Agents, and J.P. Morgan, as Agent for
the Purchasers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anixter International Inc.

June 1, 2012	By:	/s/ Theodore A. Dosch

Name: Theodore A. Dosch
Title: Executive Vice President - Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Receivables Sale Agreement, dated as of May 31, 2012, between Anixter Inc., as Originator, and Anixter Receivables Corporation, as Buyer.
10.2	Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, dated as of May 31, 2012, among Anixter Receivables Corporation, as Seller, Anixter Inc., as the initial Servicer, each financial institution party thereto as a Financial Institution, Chariot Funding LLC (successor by merger to Falcon Asset Securitization Company LLC) and Three Pillars Funding LLC, as Conduits, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as Managing Agents, and J.P. Morgan, as Agent for the Purchasers.